Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FIRST QUARTER 2025 FINANCIAL RESULTS

Signed 10 deals in the first quarter, highlighted by 4 with new customers

Paid down $17 million of debt and repurchased $10 million of common stock

Generated $57 million in cash from operations

SAN JOSE, Calif. – May 5, 2025 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the first quarter ended March 31, 2025.

“We had a strong start to the year with revenue of $87.7 million which was in line with our expectations, and we generated $57.1 million in cash from operations,” said Paul E. Davis, chief executive officer of Adeia. “We closed 10 deals in the first quarter, continuing our momentum from last year. Importantly four of these were new deals in key growth areas such as social media, OTT, and semiconductors. Our commitment to innovation continues as we focus on growth markets in our media and semiconductor businesses that will drive future technology adoption. Our worldwide patent portfolio now includes over 12,750 total patent assets, an impressive 32% increase since separation over two years ago. This increase was driven primarily by our talented R&D teams that are focused on groundbreaking innovations in emerging technologies, including for AI, advanced semiconductors, and the future of entertainment. We executed on all elements of our balanced capital allocation approach, including continued debt paydown, stock repurchases, tuck-in acquisitions and dividend payments, while ending the quarter with a stronger cash position. Our long-term license agreements with well-established customers, expanding technology offerings, and strong customer pipeline, support the resilience of our business and we are reiterating our 2025 guidance.”

First Quarter Financial Highlights

•
Revenue was $87.7 million as compared to $119.2 million in the fourth quarter of 2024
•
GAAP diluted earnings per share (EPS) was $0.10 and non-GAAP diluted EPS was $0.26
•
GAAP net income was $11.8 million and adjusted EBITDA was $47.3 million
•
Cash from operations was $57.1 million
•
Paid down $17.1 million on our term loan
•
Repurchased $10.0 million of our common stock
•
Repriced our term loan in January, which lowered our interest rate by 50 basis points

Business Highlights

•
Signed a new multi-year license agreement for access to our media portfolio with a leading social media company
•
Signed a new multi-year license agreement for access to our media portfolio with a leading international multi-platform media company for their OTT offerings
•
Signed a new long-term license agreement with a major U.S. professional sports league for access to our media portfolio
•
Signed a new multi-year license agreement with a large domestic manufacturer of analog and mixed-signal semiconductor devices for access to our semiconductor portfolio driven by our hybrid bonding technology
•
Signed renewals with Pay-TV providers SK Broadband and Frontier Communications for access to our media portfolio
•
Acquired two strategic patent portfolios in microLED and imaging

Capital Allocation

During the quarter, the Company made $17.1 million in principal payments towards its term loan, bringing the outstanding balance to $470.0 million as of March 31, 2025.

During the quarter, the Company repurchased $10.0 million of its common stock, representing 759,724 shares, bringing the remaining amount available under its stock repurchase plan to $170.0 million as of March 31, 2025.

On March 31, 2025, the Company distributed $5.4 million to stockholders of record on March 10, 2025, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on June 17, 2025, to stockholders of record on May 27, 2025.

Financial Outlook

The Company is reiterating its prior full year 2025 outlook as follows:

Category (in millions, except for tax rate)	2025 GAAP Outlook	2025 Non-GAAP Outlook
Revenue	$390.0 − 430.0	$390.0 − 430.0
Operating expenses(1)	$263.0 − 275.0	$166.0 − 174.0
Interest expense	$41.0 − 43.0	$41.0 − 43.0
Other income	$4.0 − 4.5	$4.0 − 4.5
Tax rate	15.0% − 30.0%	23.0%
Net income(2)	$76.5 − 81.6	$144.0 − 167.5
Adjusted EBITDA(2)	N/A	$226.3 − 258.3
Diluted shares outstanding	113.0 − 114.0	113.0 − 114.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its first quarter 2025 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, May 5, 2025. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q1 2025 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Revenue	$87,670	$83,405
Operating expenses:
Research and development	16,467	13,925
Selling, general and administrative	28,432	24,029
Amortization expense	14,082	23,157
Litigation expense	5,854	2,930
Total operating expenses	64,835	64,041
Operating income	22,835	19,364
Interest expense	(10,649)	(14,175)
Other income and expense, net	1,712	1,400
Income before income taxes	13,898	6,589
Provision for income taxes	2,084	5,690
Net income	$11,814	$899
Net income per share:
Basic	$0.11	$0.01
Diluted	$0.10	$0.01
Weighted average number of shares used in per share calculations:
Basic	107,948	107,765
Diluted	113,021	112,977

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$84,184	$78,825
Marketable securities	32,320	31,567
Total cash, cash equivalents, and marketable securities	116,504	110,392
Accounts receivable, net	28,458	34,145
Unbilled contracts receivable	106,385	104,047
Other current assets	11,906	9,792
Total current assets	263,253	258,376
Long-term unbilled contracts receivable	52,460	62,767
Property and equipment, net	5,982	6,278
Operating lease right-of-use assets	9,025	9,322
Intangible assets, net	291,695	301,177
Goodwill	313,660	313,660
Long-term income tax receivable	113,283	112,441
Other long-term assets	37,699	33,940
Total assets	$1,087,057	$1,097,961
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$5,064	$8,045
Accrued liabilities	14,932	24,517
Current portion of long-term debt, net	21,019	21,021
Deferred revenue	48,665	19,523
Total current liabilities	89,680	73,106
Deferred revenue, less current portion	60,280	64,555
Long-term debt, net	438,169	454,435
Noncurrent operating lease liabilities	9,206	9,480
Long-term income tax payable	85,017	84,585
Other long-term liabilities	15,235	15,229
Total liabilities	697,587	701,390
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	126	125
Additional paid-in capital	657,344	648,914
Treasury stock at cost	(277,269)	(255,301)
Accumulated other comprehensive income (loss)	43	(1)
Accumulated deficit	9,226	2,834
Total stockholders’ equity	389,470	396,571
Total liabilities and stockholders’ equity	$1,087,057	$1,097,961

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Cash flows from operating activities:
Net income	$11,814	$899
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	509	520
Amortization of intangible assets	14,082	23,157
Stock-based compensation expense	8,244	5,145
Deferred income tax	(4,043)	(3,048)
Amortization of debt issuance costs	821	762
Other	(116)	(298)
Changes in operating assets and liabilities:
Accounts receivable	5,689	12,812
Unbilled contracts receivable	7,969	1,395
Other assets	(2,375)	4,107
Accounts payable	(2,216)	(2,808)
Accrued and other liabilities	(8,106)	(4,126)
Deferred revenue	24,867	28,712
Net cash provided by operating activities	57,139	67,229
Cash flows from investing activities:
Purchases of property and equipment	(228)	(793)
Purchases of intangible assets	(5,350)	(8,476)
Purchases of short-term investments	(7,194)	(11,169)
Proceeds from maturities of investments	6,600	9,450
Net cash used in investing activities	(6,172)	(10,988)
Cash flows from financing activities:
Principal payments on debt agreements	(17,089)	(40,125)
Payments of dividends	(5,422)	(5,420)
Proceeds from employee stock purchase program and exercise of stock options	186	497
Repurchases of common stock	(11,326)	—
Repurchases of common stock for tax withholdings on equity awards	(11,957)	(7,729)
Net cash used in financing activities	(45,608)	(52,777)
Net increase in cash and cash equivalents	5,359	3,464
Cash and cash equivalents at beginning of period	78,825	54,560
Cash and cash equivalents at end of period	$84,184	$58,024

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended
	March 31, 2025	March 31, 2024
GAAP net income	$11,814	$899

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,234	809
Selling, general and administrative	7,010	4,336
Amortization expense	14,082	23,157
Transaction costs recorded in selling, general and administrative	1,111	—
Separation and other related costs recorded in selling, general and administrative (1)	531	1,824
Total operating expenses adjustments	23,968	30,126
Non-GAAP tax adjustment (2)	(6,625)	(2,754)
Non-GAAP net income	$29,157	$28,271

Diluted earnings per share
	Three Months Ended
	March 31, 2025	March 31, 2024
GAAP diluted earnings per share	$0.10	$0.01

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.01	0.01
Selling, general and administrative	0.06	0.04
Amortization expense	0.12	0.20
Transaction costs recorded in selling, general and administrative	0.01	—
Separation and other related costs recorded in selling, general and administrative (1)	0.01	0.01
Total operating expenses adjustments	0.21	0.26
Non-GAAP tax adjustment (2)	(0.05)	(0.02)
Non-GAAP diluted earnings per share	$0.26	$0.25

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
GAAP net income	$11,814	$899

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,234	809
Selling, general and administrative	7,010	4,336
Transaction costs recorded in selling, general and administrative	1,111	—
Separation and other related costs recorded in selling, general and administrative (1)	531	1,824
Amortization expense	14,082	23,157
Depreciation expense	509	520
Interest expense	10,649	14,175
Other income and expense, net	(1,712)	(1,400)
Provision for income taxes	2,084	5,690
Adjusted EBITDA	$47,312	$50,010

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP operating expenses	$263.0	$275.0
Amortization expense	55.0	55.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Total of non-GAAP adjustments	97.0	101.0
Non-GAAP operating expenses	$166.0	$174.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$76.5	$81.6
Amortization expense	55.0	55.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Total of non-GAAP operating expenses	97.0	101.0
Non-GAAP tax adjustment (2)	(29.5)	(15.1)
Non-GAAP net income	$144.0	$167.5

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$76.5	$81.6
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	6.0	8.0
Amortization expense	55.0	55.0
Depreciation expense	2.3	2.3
Interest expense	41.0	43.0
Other income	(4.0)	(4.5)
Income tax expense	13.5	34.9
Total of non-GAAP adjustments	149.8	176.7
Adjusted EBITDA	$226.3	$258.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.